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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                         Date of Report - May 1, 2000

                     PETRO STOPPING CENTERS HOLDINGS, L.P.
          (Exact name of the registrant as specified in its charter)

          Delaware                     333-87371           74-2922482
(State or other jurisdiction of       (Commission        (IRS Employer
 incorporation or organization)       File Number)     Identification No.)


  6080 Surety Drive, El Paso, Texas                          79905
(Address of Principal Executive Offices)                  (Zip Code)



     Registrant's telephone number, including area code:   (915) 779-4711



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Item 4. -- Changes in Registrant's Certifying Accountant

  (a) On April 24, 2000, the Registrant notified Arthur Andersen LLP (Dallas, Texas office) of its decision to dismiss Arthur Andersen and to retain another independent accountant for the purpose of conducting an audit of its financial statements for fiscal year ended December 31, 2000.

  (b) Arthur Andersen LLP's report on the financial statements of the Registrant for the last three most recent fiscal years did not contain any adverse opinion or disclaimer of opinion nor did they contain any qualified opinion as to uncertainty, audit scope, or accounting principles.

  (c) On April 18, 2000, the change in the independent accountants was recommended by the Audit Committee of the Board of Directors and action was taken on said date to retain another independent accountant.

  (d) During the last three most recent fiscal years and interim period through April 24, 2000, there were no disagreements with Arthur Andersen LLP on matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report. In addition, during such period, there have been no "reportable events" with Arthur Andersen LLP as described in Items 304(a)(1)(v) of Regulation S-K.

  (e) A copy of Arthur Andersen LLP's letter directed to the Securities and Exchange Commission regarding the statements made by the Registrant in this Form 8-K is attached as an exhibit to this report on Form 8-K.

  (f) On April 24, 2000, the Registrant notified KPMG LLP (El Paso, Texas office) of its intention to retain such firm as independent accountant for the purpose of conducting an audit of its financial statements for the fiscal year ended December 31, 2000 and on May 1, 2000, KPMG LLP accepted the engagement.

  (g) During the last three most recent calendar years and through the date of this report, Registrant did not consult KPMG LLP on either the application of accounting principles to a completed or proposed specific transaction, or on the type of audit opinion that might be rendered on Registrant's financial statements.


Item 7. -- Financial Statements and Exhibits

       (c) Exhibits

  16.1. Letter dated April 26, 2000 from Arthur Andersen LLP stating whether it agrees with the statements set forth in Item 4 of this Form 8-K.



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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             PETRO STOPPING CENTERS HOLDINGS, L.P.
                                       (Registrant)

Date : May 1, 2000                       By:   /s/ David A. Appleby
                                             -----------------------------------
                                                   David A. Appleby
                                                   Vice President of Finance
                                                   and Treasurer (on behalf of
                                                   Registrant and as Principal
                                                   Financial and Chief
                                                   Accounting Officer)

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                    PETRO STOPPING CENTERS HOLDINGS,  L.P.

                                   FORM 8-K

                         Date of Report:   May 1, 2000


                                 EXHIBIT INDEX


  Item 7(c) Exhibits

          16.1. Letter dated April 26, 2000 from Arthur Andersen LLP stating whether it agrees with the statements set forth in Item 4 of this Form 8-K.

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